                                                                    EXHIBIT 10.2


                          ACADEMIC SYSTEMS CORPORATION

                       NONSTATUTORY STOCK OPTION AGREEMENT

      Academic Systems Corporation, a California corporation (the "Company"), has granted to [1] (the "Optionee"), an option (the "Option") to purchase a total of [2] shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1992 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

      1. Nature of the Option. This Option is intended by the Company and the Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option and is not subject to Section 5(b) of the Plan.

      2. Exercise Price. The exercise price is $[3] for each share of Common Stock.

      3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

            (i) Right to Exercise.

                  (a) Subject to subsections 3(i)(b), (c) and (d) below, this Option shall be immediately exercisable in full.

                  (b) This Option may not be exercised for a fraction of a share.

                  (c) In the event of Optionee's death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsection 3(i)(d).

                  (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

            (ii) Method of Exercise. This Option shall be exercisable by completion of the written notice attached hereto as Exhibit A. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or the Secretary's designee. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

        4. Optionee's Representations. In the event this Option and the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "33 Act"), at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

        5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Board, in its sole discretion:

            (i) cash;

            (ii) check;

            (iii) surrender of other shares of Common Stock of the Company which
(A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised; or

            (iv) tender of such other legal consideration, including a full recourse promissory note, where permitted by applicable law, having such terms as the Board of Directors or the committee thereof that administers the Plan may approve at the time of exercise.

      6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      7. Termination of Status as an Employee or Consultant. In the event of termination of Optionee's Continuous Status as an Employee or Consultant, he may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

      8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of his disability, he may, but only within ninety (90) days from the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of


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
termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

        9. Death of Optionee. In the event of the death of Optionee:

            (i) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within ninety (90) days following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant ninety (90) days after the date of death; or

            (ii) within thirty (30) days after the termination of Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within ninety (90) days following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

      10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      11. Term of Option. This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

      12. Restrictions on Transfer.

            (i) The Optionee acknowledges that the Optioned Stock acquired pursuant to this Option may not be sold, exchanged, assigned, bequeathed or gifted, pledged, mortgaged, hypothecated or otherwise encumbered, transferred or permitted to be transferred, or otherwise disposed of, whether voluntarily, involuntarily or by operation of law so long as the Optionee is employed by the Company and for a period of ninety (90) days thereafter.

            (ii) Right of First Refusal.

                  (a) In the event that Optionee shall receive a Bona Fide Offer (as defined in Section 12(ii)(b) hereof) to purchase all or a portion of his Shares (assuming he has purchased some or all of the Optioned Stock), and in the further event that he is willing to accept such Bona Fide Offer, Optionee shall promptly send Registered Notice (as defined in Section 12(ii)(c) hereof) to the Company, offering to sell his Shares to the Company at the same price and upon the same terms and conditions as are contained in the Bona Fide Offer. The


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
Company or its assignee shall then have such rights and privileges, for the prescribed time periods, as are set forth in Section 12(ii)(d) hereof.

                  (b) Whenever in this Agreement the term "Bona Fide Offer" is used, such term shall mean an offer in writing, signed by an offeror or offerors (who must be a person or persons financially capable of carrying out the terms of such Bona Fide Offer) not affiliated in any manner with, or related to, Optionee, in a form legally enforceable against such nonaffiliated and unrelated offeror or offerors.

                  (c) Whenever in this Agreement the term "Registered Notice" is used, such term shall mean notice sent by registered or certified mail, return receipt requested, and first-class postage prepaid; and, if such Registered Notice is sent with respect to a Bona Fide Offer, such Registered Notice shall contain a true and complete copy of the Bona Fide Offer, setting forth the price and all terms and conditions, with the name(s), address(es) (both home and office) and business(es) or other occupation(s) of the nonaffiliated and unrelated offeror or offerors. Any notice which does not contain all such requisite information shall not be considered a "Registered Notice" for the purpose of this Agreement.

                  (d) Whenever under this Agreement a Bona Fide Offer to purchase Shares has been received by Optionee, and Registered Notice thereof has been sent to the Company, the following procedure shall be complied with: For a period of thirty (30) days from its receipt of such Registered Notice, the Company shall have the right, at its option, to purchase the Shares so offered. If the Company shall not elect, within such thirty (30) day period, to purchase all of the Shares covered by the Bona Fide Offer, Optionee shall have the right to accept the Bona Fide Offer in whole (but not in part) and to sell such Shares, subject to the provisions and restrictions of this Agreement, but only in strict accordance with all of the provisions of the Bona Fide Offer and only if the sale is fully consummated within ninety (90) days after the mailing of such Registered Notice. In the event that such sale is not fully consummated within ninety (90) days after the mailing of such Registered Notice, the provisions of this Section 12 must again be complied with by Optionee.

                  (e) Any option of the Company specified in this Section 12 may be assigned by the Company to any person or entity and, in such event, any reference in this Agreement to such option of the Company shall, unless the context otherwise requires, be deemed to be a reference to such other person or entity.

                  (f) The Company's right of first refusal shall be exercisable at the fair market value of the Shares in the case of proposed transfers by the Optionee without consideration (e.g., gifts).

                  (g) The provisions of this Section 12 shall terminate (a) upon the first sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the 1933 Act; or (b) upon action of the Board of Directors of the Company, by a majority of the total number of directors then serving; provided, however, that no such termination shall be deemed to affect any


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
restrictions imposed by any applicable federal or state securities law, rule, regulation or order with respect to the ownership, sale or disposition by Optionee of any of the Shares.

      13. Market Standoff Agreement. Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

      14. Withholding and Employment Taxes Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee's current compensation with respect to such income; to the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. To the extent authorized by the Board in its sole discretion, Optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock or other securities of the Company which are acquired upon exercise of the Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by Optionee to the Company at the time of exercise of the Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of the Option from amounts payable to such person, subject to the following limitations:

            (i) such election shall be irrevocable;

            (ii) such election shall be subject to the disapproval of the Board at any time;

            (iii) such election may not be made within six months of the grant date of the Option (except that this limitation shall not apply in the event of death or disability of such person occurring prior to the expiration of the six-month period); and

            (iv) such election must be made either (A) six months prior to the date that the amount of tax to be withheld upon such exercise is determined or
(B) in any ten-day period beginning on the third business day following the date of release by the Company for publication of quarterly or annual summary statements of sales or earnings of the Company.


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
        Any securities so withheld or tendered will be valued by the Company as of the day of exercise.

DATE OF GRANT: [4]

                                       ACADEMIC SYSTEMS CORPORATION
                                       a California corporation

                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------


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
      OPTIONEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

      Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
        ---------------                  ---------------------------------------
                                         Optionee


                                         Residence Address:

                                         ---------------------------------------

                                         ---------------------------------------

                                    EXHIBIT A

                              NOTICE OF EXERCISE OF
                            NONSTATUTORY STOCK OPTION

Academic Systems Corporation                   Date of
444 Castro Street, Suite 1200                  Exercise: __________
Mountain View, CA 94101

      Re: Nonstatutory Stock Option Grant Dated [__]

Gentlemen:

      This constitutes notice under my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares of Academic Systems Corporation Common Stock set forth below for the price set forth below:

      Stock option dated:                                                [_____]

      Number of shares as to which option is exercised:                   _____

      Total exercise price:                                               _____

      Cash payment delivered herewith:                                    _____

      Unless such documents are enclosed herewith, I hereby agree to execute such additional documents evidencing such other representations and agreements as to my investment intent with respect to these shares of Common Stock as may be required by the Company pursuant to the provisions of the 1992 Stock Option Plan. Please advise what additional documents may be required.

                                        Very truly yours,

                                        ----------------------------------------
                                        [_____]

                                   EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER:      [F5]

SELLER:         ACADEMIC SYSTEMS CORPORATION

COMPANY:        ACADEMIC SYSTEMS CORPORATION

SECURITY:       COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

      (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

      (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

      (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

      (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

      In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

      (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

      (f) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

      (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of


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
Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                                       Signature of Purchaser:


                                       -----------------------------------------
                                       Date:                       , 19
                                            ----------------------      --------

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE Title 10. Investment - Chapter 3. Commissioner of Corporations

      260.141.11: Restrictions on Transfer: (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

      (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

            (1) to the issuer;

            (2) pursuant to the order or process of any court;

            (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

            (4) to the transferror's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferror or the transferror's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

            (5) to holders of securities of the same class of the same issuer;

            (6) by way of gift or donation inter vivos or on death;

            (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

            (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

            (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

            (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 or the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

            (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

            (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

            (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

            (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

            (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule,
      (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

            (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or

            (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
      Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

      (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, readings as follows:

                  "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                          ACADEMIC SYSTEMS CORPORATION
                        INCENTIVE STOCK OPTION AGREEMENT

      Academic Systems Corporation, a California corporation (the "Company"), has granted to [name] (the "Optionee"), an option (the "Option") to purchase a total of [shares_no] shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1992 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

      1. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

      2. Exercise Price. The exercise price is $[share price] for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

      3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 9 of the Plan as follows:

            (i) Right to Exercise.

                  (a) Subject to subsections 3(i)(b), (c) and (d) below, this Option shall be exercisable cumulatively, to the extent of 1/48th of the Shares subject to the Option at the end of each month following the vesting commencement date, which date is [date of shares]. This Option may be exercised in whole or in part at any time as to Shares which have not yet vested under the above vesting schedule; provided, however, that the Optionee shall execute as a condition to such exercise of this Option, the Restricted Stock Purchase Agreement attached hereto as Exhibit A.

                  (b) This Option may not be exercised for a fraction of a share.

                  (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in subsection 3(i)(d).

                  (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

            (ii) Method of Exercise. This Option shall be exercisable by completion of the written notice attached hereto as Exhibit B. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or the Secretary's designee. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

            No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

      4. Optionee's Representations. In the event this Option and the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit C.

      5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Board, in its sole discretion:

            (i) cash;

            (ii) check;

            (iii) surrender of other shares of Common Stock of the Company which
(A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised; or

            (iv) tender of such other legal consideration, including a full recourse promissory note, where permitted by applicable law, having such terms as the Board of Directors or the committee thereof that administers the Plan may approve at the time of exercise.

      6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      7. Termination of Status as an Employee. In the event of termination of Optionee's Continuous Status as an Employee, the Optionee may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent exercisable at the date of such termination. To the extent this Option was not exercisable at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

      8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his disability, the Optionee may, but only within ninety
(90) days from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent exercisable at the date of such termination. To the extent that the Option was not exercisable at the date of termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

      9. Death of Optionee. In the event of the death of Optionee:

            (i) during the term of this Option and while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within ninety (90) days following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee ninety (90) days after the date of death; or

            (ii) within thirty days after the termination of Optionee's Continuous Status as an Employee, the Option may be exercised, at any time within ninety (90) days following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination

      10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      11. Term of Option. This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

      12. Restrictions on Transfer.

            (i) The Optionee acknowledges that the Optioned Stock acquired pursuant to this Option may not be sold, exchanged, assigned, bequeathed or gifted, pledged, mortgaged, hypothecated or otherwise encumbered, transferred or permitted to be transferred, or otherwise disposed of, whether voluntarily, involuntarily or by operation of law so long as the Optionee is employed by the Company and for a period of ninety (90) days thereafter.

            (ii) Right of First Refusal.

                  (a) In the event that Optionee shall receive a Bona Fide Offer (as defined in Section 12(ii)(b) hereof) to purchase all or a portion of his Shares (assuming he has purchased some or all of the Optioned Stock), and in the further event that he is willing to accept such Bona Fide Offer, Optionee shall promptly send Registered Notice (as defined in Section 12(ii)(c) hereof) to the Company, offering to sell his Shares to the Company at the same price and upon the same terms and conditions as are contained in the Bona Fide Offer. The Company or its assignee shall then have such rights and privileges, for the prescribed time periods, as are set forth in Section 12(ii)(d) hereof.

                  (b) Whenever in this Agreement the term "Bona Fide Offer" is used, such term shall mean an offer in writing, signed by an offeror or offerors (who must be a person or persons financially capable of carrying out the terms of such Bona Fide Offer) not affiliated in any manner with, or related to, Optionee, in a form legally enforceable against such nonaffiliated and unrelated offeror or offerors.

                  (c) Whenever in this Agreement the term "Registered Notice" is used, such term shall mean notice sent by registered or certified mail, return receipt requested, and first class postage prepaid and, if such Registered Notice is sent with respect to a Bona Fide Offer, such Registered Notice shall contain a true and complete copy of the Bona Fide Offer, setting forth the price and all terms and conditions, with the name(s), address(es) (both home and office) and business(es) or other occupation(s) of the nonaffiliated and unrelated offeror or offerors. Any notice which does not contain all such requisite information shall not be considered a "Registered Notice" for the purpose of this Agreement.

                  (d) Whenever under this Agreement a Bona Fide Offer to purchase Shares has been received by Optionee, and Registered Notice thereof has been sent to the Company, the fol1owing procedure shall be complied with: For a period of thirty (30) days from its receipt of such Registered Notice, the Company shall have the right, at its option, to purchase the Shares so offered. If the Company shall not elect, within such thirty (30) day period, to purchase all of the Shares covered by the Bona Fide Offer, Optionee shall have the right to accept the Bona Fide Offer in whole (but not in part) and to sell such Shares, subject to the provisions and restrictions of this Agreement, but only in strict accordance with all of the provisions of the Bona Fide Offer and only if the sale is fully consummated within ninety (90) days after the mailing of such Registered Notice. In the event that such sale is not fully consummated within ninety (90) days after the mailing of such Registered Notice, the provisions of this Section 12 must again be complied with by Optionee.

                  (e) Any option of the Company specified in this Section 12 may be assigned by the Company to any person or entity and, in such event, any reference in this Agreement to such option of the Company shall, unless the context otherwise requires, be deemed to be a reference to such other person or entity.

                  (f) The Company's right of first refusal shall be exercisable at the fair market value of the Shares in the case of proposed transfers by the Optionee without consideration (e.g., gifts).

                  (g) The provisions of this Section 12 shall terminate (a) upon the first sale of Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the 1933 Act; or (b) upon action of the Board of Directors of the Company, by a majority of the total number of directors then serving; provided however, that no such termination shall be deemed to affect any restrictions imposed by any applicable federal or state securities law, rule, regulation or order with respect to the ownership, sale or disposition by Optionee of any of the Shares.

      13. Market Standoff Agreement. Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

      14. Early Disposition of Stock. Optionee understands that if he disposes of any Shares received under this Option within two (2) years after the date of grant (as indicated in this Agreement) or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. Optionee hereby agrees to notify the Company in writing within 30 days after the date of any such disposition. Optionee understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, gains on such sale may be treated as medium-term or long-term capital gains. Optionee also understands that the alternative minimum tax provisions of the tax code may impose certain tax consequences upon Optionee in the year of exercise of this Option or otherwise. Optionee is strongly encouraged to discuss the tax consequences relating to this Option with his personal tax advisor.

      15. Section 83(b) Election For Alternative Minimum Tax for Incentive Stock Options. Optionee hereby acknowledges that Optionee has been informed that if he or she exercises an incentive stock option as to "unvested shares," unless an 83(b) election is filed by the Optionee with the Internal Revenue Service within 30 days of the purchase of the Shares, the Optionee will be required to include as income (for alternative minimum tax purposes only) an amount equal to the excess, if any, of the fair market value of the Shares at the time the shares vest over the purchase price for such Shares. For this purpose, "unvested" shares includes shares purchased by certain persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, and shares as to which the Company retains a right to repurchase unvested shares at the Optionee's cost upon the Optionee's termination of employment with the Company. Optionee is encouraged and advised to consult tax advisors in connection with the purchase of the Shares as to the advisability of filing an election for alternative minimum tax purposes under
Section 83(b). OPTIONEE HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR THE VESTING LAPSE OF SUCH SHARES.

DATE OF GRANT: [date of agreement]

                                       ACADEMIC SYSTEMS CORPORATION
                                       a California corporation

                                       By
                                             -----------------------------------
                                       Title
                                             -----------------------------------

                            THIS SPACE INTENTIONALLY
                            LEFT BLANK - SIGNATURE OF
                           OPTIONEE ON FOLLOWING PAGE

      OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

      Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the term and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
      --------------

                                       -----------------------------------------
                                       Optionee


                                       Residence Address:

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                    EXHIBIT A

                          ACADEMIC SYSTEMS CORPORATION

                       RESTRICTED STOCK PURCHASE AGREEMENT

      THIS AGREEMENT is made between [name] (the "Purchaser") and Academic Systems Corporation, a California corporation (the "Company"), as of ________, 19__.

                                    RECITALS

      (1) Pursuant to the exercise of a stock option granted to the Purchaser under the Company's 1992 Stock Option Plan (the "Plan") and pursuant to the Incentive Stock Option Agreement (the "Option Agreement") dated [date_of_agreement] by and between the Company and the Purchaser, the Purchaser has elected to purchase _______ of those shares which have become vested under the vesting schedule set forth in Section 3(i) of the Option Agreement ("Vested Shares") and _______ shares which have not yet vested under such schedule ("Unvested Shares"). (The Vested Shares and the Unvested Shares are sometimes collectively referred to herein as the "Shares".)

      (2) As required by the Option Agreement in the event of the Purchaser's election to exercise the option as to Unvested Shares, this Agreement gives the Company the right to repurchase at cost certain of the Unvested Shares in the event of a termination of the Purchaser's employment with the Company prior to the date upon which they would have vested under the Option Agreement.

            1. Company's Option to Repurchase. If the Purchaser's employment with the Company is terminated for any reason (a "Termination"), the Company (or its assignee under this Agreement) shall have the right and option to purchase from the Purchaser or the Purchaser's personal representative, as the case may be (the "Company Option"), at the price paid by Purchaser for such shares (the "Option Price"), up to that number of shares which would if the option had not been so exercised, have been unvested as of the date of termination. The Option Agreement and the Plan are hereby incorporated by reference and made a part of this Agreement

            2. Procedure for Exercise of Company Option.

                  (a) Upon the occurrence of a Termination, the Company may exercise the Company Option by delivering personally or by first class mail, to Purchaser (or his transferee or legal representative, as the case may be), within 60 days of the Termination, a notice in writing indicating the Company's intention to exercise the Company Option and setting forth a date for closing (the "Closing") not later than thirty (30) days from the mailing of such notice. The Closing shall take place at the Company's principal executive offices. At the Closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

                  (b) Whenever the Company shall have the right to purchase the Unvested Shares pursuant to this Agreement, the Company may, upon written notice to the Purchaser, assign to one or more persons the right to exercise all or part of the Company's purchase rights. Each such assignee shall have the right to exercise such right in its own name and for its own account. If the Company Option is assigned by the Company and the fair market value of the shares, as determined by the Board of Directors of the Company, exceeds the repurchase price, and such assignee exercises the Company Option, then the assignee shall pay to the Company the difference between the fair market value of the shares repurchased and the aggregate repurchase price.

                  (c) If the Company does not elect to exercise the Company Option conferred above by giving the requisite notice within sixty (60) days following the Termination, the Company Option shall terminate.

      3. Termination of Company Option.

                  (a) The Company Option provided for in Section 1 of this Agreement shall terminate upon the first date on which there are no longer any Unvested Shares which are the subject of the Company Option;

                  (b) Notwithstanding the foregoing the sixty (60) day period in which the Company may exercise the Company Option will not be affected or shortened by a termination of this Agreement pursuant to this Section.

      4. Transferability of the Shares: Escrow.

                  (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Company Option to purchase has been exercised from Purchaser to the Company. Purchaser further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer any stock attempted to be transferred, in violation of this Agreement.

                  (b) Except as required to effectuate the exercise of the Company Option, none of the Unvested Shares which are subject to the Company Option under Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Purchaser. The certificate or certificates evidencing any of the shares purchased hereunder shall be endorsed with a legend substantially as follows (together with any other legend(s) restricting the transfer of the Unvested Shares necessary or appropriate under applicable Federal or State securities laws):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN OPTION AGREEMENT AND A RESTRICTED STOCK PURCHASE AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE PURCHASED, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE CORPORATION."

                  (c) As security for the faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser's Shares upon exercise of the Company Option herein provided for, Purchaser hereby delivers to and deposits with the Secretary of the Company, or such other person designated by the Company ("Escrow Agent"), as Escrow Agent in this transaction the Stock Assignment attached hereto as Exhibit A-1 duly endorsed (with date and number of shares left blank), together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit A-2 attached hereto. By execution of this Agreement, the Company, Purchaser and (solely to the extent specified in this Section 4 and in Exhibit A-2) Escrow Agent agree to be bound by the terms of Exhibit A-2 and incorporate Exhibit A-2 herein by reference. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-3.

                  (d) The Company, or its designee shall not be liable for any act it may do or omit to do with respect to holding the Unvested Shares in escrow and while acting in good faith and in the exercise of its judgment.

                  (e) Transfer or sale of said Unvested Shares is subject to restrictions on transfer imposed by any applicable State and Federal securities laws. Any transferee shall hold such Unvested Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

      5. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser except as specifically provided herein.

      6. Adjustments of Unvested Shares. The Unvested Shares subject to this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company, resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of said shares effected without receipt of consideration by the Company.

      7. Notices. Notices required hereunder shall be given in person or by first class mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

      8. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees executors, administrators and legal successors.

      9. Tax Consequences. Purchaser understands that if he disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Sham at the date of disposition. Purchaser hereby agrees to notify the Company in writing within 30 days after the date of any such disposition Purchaser understands that if he disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, gains on such sale may be treated as medium-term or long-term capital gains.

            Purchaser also understands, that the alternative minimum tax provisions of the tax code may impose certain tax consequences upon Purchaser in the year of exercise or in the year that certain restrictions imposed on the shares lapse (i.e., the year the stock is fully vested). Such restrictions include the Company's right to repurchase unvested shares at cost in the event of termination of employment, and, include the potential liability of any "insider", (as defined below) of the Company to forfeit to the Company any profits from any purchase and sale of Common Stock of the Company within a six-month period pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

            If non-vested shares (i.e., shares subject to a repurchase option of the Company) are purchased upon exercise of an incentive stock option or if shares are purchased by an optionee who could be subject to suit under Section 16(b) of the Securities Exchange Act of 1934 in the event he disposed of such shares, and the optionee subsequently disposes of such shares prior to the expiration of the two-year and one-year holding periods, under proposed regulations issued by the Internal Revenue Service the shares will be treated as if they had been acquired by the optionee pursuant to a nonstatutory option. It may be possible for an optionee to file a "protective" election with the Internal Revenue Service under Section 83(b) within 30 days after the date of exercise of an incentive stock option. However the Internal Revenue Service has never considered the question of whether a Section 83(b) election can be filed with respect to the exercise of an incentive stock option, and there can be no assurance that any such "protective" election, even if properly and timely filed, would be recognized as effective by the Internal Revenue Service. Therefore. an optionee should consult his own tax advisor prior to exercising an incentive stock option with respect to unvested shares, or prior to any exercise of an incentive stock option in the event that he could be subject to Section 16(b) of the Securities Exchange Act of 1934 upon disposing of such shares, concerning the advisability of filing a "protective" election under Section 83(b) of the Code.

            A Section 83(b) election also commences the optionee's holding period in the acquired property (for capital gain purposes) and affects the characterization of gain or loss incurred upon disposition of such property. Capital losses are allowed against up to $3,000 of ordinary income, and the excess of net long-term capital loss over net short-term capital gain is allowed in full for this purpose. In addition, the existence of capital gains or losses will affect the limitation or the deductibility of an optionee's investment interest.

            Purchaser understands that the tax consequences of exercising an option and disposing of shares acquired thereunder depend on Purchaser's individual circumstances. Purchaser represents that he or she has consulted a tax advisor and is not relying upon the Company for tax advice in this regard.

      10. Representations. The Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or as the transactions contemplated by this Agreement.

      11. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of California.

      Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

      IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                                       ACADEMIC SYSTEMS CORPORATION,
                                       A CALIFORNIA CORPORATION

                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------

                                       PURCHASER

                                       -----------------------------------------
                                       (Signature)

                                       -----------------------------------------
                                      (Typed or Printed Name)

      For purposes only of Section 4 of this Agreement and Exhibit A-2 attached hereto the undersigned Escrow Agent agrees to become a Party to this Agreement and act as Escrow Agent for the Shares in accordance with the terms of such
Section 4 and such Exhibit A-2.

---------------------------------
Escrow Agent

                                   EXHIBIT A-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED [name] hereby sells, assigns and transfers unto ________________ (_____) shares of the Common Stock of Academic Systems Corporation standing in my name of the books of said corporation represented by Certificate No. _________ herewith and does hereby irrevocably constitute and appoint to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:   _____________,19

                                       Signature:

                                       -----------------------------------------
                                       [name]

      This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and Academic Systems Corporation dated ______________,19___.

                                   EXHIBIT A-2

                            JOINT ESCROW INSTRUCTIONS

      This Exhibit A-2 is an exhibit to, and is incorporated into and made a part of, the attached Restricted Stock Purchase Agreement (the "Agreement"), by and between Academic Systems Corporation and [name]. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Agreement

      Escrow Agent is hereby authorized and directed to hold the documents delivered to Escrow Agent pursuant to the terms of the Agreement, in accordance with the following instructions:

      1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company Option set forth in the Agreement, the Company shall give to Purchaser and Escrow Agent a written notice specifying the number of Shares to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct Escrow Agent to close the transaction contemplated by such notice in accordance with the terms of said notice.

      2. At the closing, Escrow Agent is directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of the Shares being transferred, and (c) to deliver same, together with the certificate evidencing the Shares to be transferred, to the Company against the simultaneous delivery to Escrow Agent of the purchase price (by check) for the number of Shares being purchased pursuant to the exercise of the Company Option.

      3. Purchaser irrevocably authorizes the Company to deposit with Escrow Agent any certificates evidencing the Shares to be held by Escrow Agent hereunder and any additions and substitutions to said Shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint Escrow Agent as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated, including but not limited to the filing with the Department of Corporations of the State of California of an Application for Consent to Transfer Securities Subject to Legend or Escrow Condition Pursuant to Section 25151 of the California Corporation Securities Law of 1968. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the Shares are held by Escrow Agent

      4. Ninety days after cessation of Purchaser's continuous employment by the Company, or any parent or subsidiary of the Company, Escrow Agent will deliver to Purchaser a certificate or certificates representing the aggregate number of the Shares sold and issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company Option.

      5. If at the time of termination of this escrow Escrow Agent should have in Escrow Agent's possession any documents, securities, or other property belonging to Purchaser, Escrow Agent shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

      6. Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties to the Agreement (excluding the spouse, if any, of Purchaser).

      7. Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and Escrow Agent may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. Escrow Agent shall not be personally liable for any act Escrow Agent may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by Escrow Agent pursuant to the advice of Escrow Agent's own attorneys shall be conclusive evidence of such good faith.

      8. Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      9. Escrow Agent shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with Escrow Agent

      10. Escrow Agent shall be entitled to employ such legal counsel and other experts as Escrow Agent may deem necessary to advise Escrow Agent in connection with Escrow Agent's obligations hereunder, may rely upon the advise of such counsel, and may pay such counsel reasonable compensation therefor, for which the Company and Purchaser jointly and severally agree to indemnify Escrow Agent on a current basis as Escrow Agent incurs such expenses.

      11. Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if Escrow Agent shall cease to be Secretary or Assistant Secretary of the Company or if Escrow Agent shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent. Upon resignation Escrow Agent shall be entitled to deliver all documents and property held by Escrow Agent to the Secretary or any Assistant Secretary of the Company, even if such person shall be a party to any dispute regarding this Escrow.

      12. If Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the parties to the Agreement shall join in furnishing such instruments.

      13. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the addresses set forth below each such party's signature on the Agreement, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

      14. By signing the Agreement, Escrow Agent becomes a party to the Agreement only for the purpose of Section 4 of said Agreement and these Joint Escrow Instructions. Escrow Agent does not otherwise or for any other purpose become a party to the Agreement.

      15. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                   EXHIBIT A-3
                                CONSENT OF SPOUSE

      I, ________________________, spouse of [name], have read and approved the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Academic Systems Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: __________________, 19___       _________________________________________

                                  EXHIBIT A-4

              INCENTIVE STOCK OPTION ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer ("Taxpayer") has acquired property pursuant to the exercise of an incentive stock option within the meaning of Section 422 of the Code. Taxpayer hereby elects, pursuant to Section 83(b) of the Code and subject to the limitations set forth herein (1) to include in the computation of his or her alternative minimum taxable income for the current taxable year an amount equal to the excess of the fair market value of the property described below (as of the time of transfer) over the amount paid for such property.

1. The name, address, Social Security number and taxable year of Taxpayer and his or her spouse are as follows:

    Name:                               Taxpayer: (name)
                                        Spouse:

    Address:

    Social Security No.:                Taxpayer:
                                        Spouse:

    Taxable Year:

2. The property with respect to which the election is made is ________________ shares of the Common Stock of Academic Systems Corporation, a California corporation (the "Company").

3.  The date on which the property was transferred is: _______________, 19__.

4.  The property is subject to the restrictions checked below

    [ ] the right of the Company to repurchase the property at the initial purchase price in the event that Taxpayer ceases to perform substantial services for the Company within a certain period of time;

    [ ] restrictions imposed by Section 16(b) of the Securities Exchange Act of
        1934, as amended.

5. The fair market value of the property at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, was $_____________.

6.  The amount (if any) paid for the property was $_____________.

Taxpayer has submitted a copy of this statement to the Company and to the IRS Service Center where Taxpayer files his or her federal income tax returns. A copy will also be filed with Taxpayer's federal income tax return for the taxable year to which this election relates. The transferee of the property is the person performing the services in connection with the transfer of the property.

This election is made to the same effect, and with the same limitations, for purposes of any applicable state statute corresponding to Section 83(b) of the Code.

Taxpayer understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ______________, 19__             _______________________________________
                                        Taxpayer

The undersigned spouse of Taxpayer joins in this election.

Dated: ______________, 19__             _______________________________________
                                        Spouse

                                   EXHIBIT B

                              NOTICE OF EXERCISE OF
                             INCENTIVE STOCK OPTION

Academic Systems Corporation                               Date of
444 Castro Street, Suite 1200                              Exercise: ___________
Mountain View, CA 94041

      Re: Incentive Stock Option Grant Dated [date_of_agreement]

Gentlemen:

      This constitutes notice under my Incentive Stock Option Agreement that I elect to purchase the number of shares of Academic Systems Corporation Common Stock set forth below for the price set forth below:

      Stock option dated:                                    [date_of_agreement]

      Number of shares as to which option is exercised:      __________________

      Total exercise price:                                  __________________

      Cash payment delivered herewith:                       __________________

      Unless such documents are enclosed herewith, I hereby agree to execute such additional documents evidencing such other representations and agreements as to my investment intent with respect to these shares of Common Stock as may be required by the Company pursuant to the provisions of the 1992 Stock Option Plan. Please advise what additional documents may be required.

                                       Very truly yours,

                                       -----------------------------------------
                                       [name]

                                   EXHIBIT C

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER:     [name in caps]

SELLER:        ACADEMIC SYSTEMS CORPORATION

COMPANY:       ACADEMIC SYSTEMS CORPORATION

SECURITY:      COMMON STOCK

AMOUNT:

DATE:

     In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

     In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

     (f) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

      (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                                       Signature of Purchaser:


                                       -----------------------------------------

                                       Date:__________________________, 19 _____

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE Title 10. Investment - Chapter 3. Commissioner of Corporations

          260.141.11: Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

          (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

          (1)  to the issuer;

          (2)  pursuant to the order or process of any court;

          (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

          (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants, or spouse;

          (5)  to holders of securities of the same class of the same issuer,

          (6)  by way of gift or donation inter vivos or on death;

          (7) by or through a broker-dealer licensed under the Code (either acting as such or as finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

          (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

          (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

          (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

          (12) by way of an exchange qualified under Section 25111, 25112, or 25113 of the code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

          (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

          (15) by the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

          (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or

          (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

          (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OR CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."